ACQUISITION OF SOLAR POWER PLANTS	9 Months Ended
Sep. 30, 2017
ACQUISITION OF SOLAR POWER PLANTS [Abstract]
ACQUISITION OF SOLAR POWER PLANTS
9. ACQUISITION OF SOLAR POWER PLANTS

In August 2016, the Group completed the transactions to acquire 100% equity interest of a solar power project company located in Yanshan, which has started production since 2015. The purchase consideration is RMB71.7 million. This transaction was accounted as business acquisitions under ASC 805. The results of the acquired entity’s operations have been included in the consolidated financial statements of the Company since the acquisition date. On the acquisition date, the allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Total assets acquired	574,202,912
Total liabilities acquired	(502,532,912)
Net assets acquired	71,670,000
Total considerations	71,670,000

Based on the Group’s assessment, the revenue and net earnings of Yanshan were not considered material to the Group both individually and in aggregate for the year ended December 31, 2016. Pro forma results of operations for the acquisitions described above have not been presented because they are not material to the consolidated statements of operations and comprehensive income, either individually or in aggregate.

Assets acquired through the acquisition were mainly project assets related to the solar power plant in Yanshan, and liabilities mainly represented payables in connection with the construction of the solar power plants.

The above power plant was disposed of as part of the disposition of downstream solar project business.